UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C (Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934 (Amendment No. )

Check the appropriate box:

( ) Preliminary Information Statement

( ) Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

(X) Definitive Information Statement

VOYA INVESTORS TRUST

(Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

(X)No fee required.

( )	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)Title of each class of securities to which transaction applies:

(2)Aggregate number of securities to which transaction applies:

(3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule

0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

(4)Proposed maximum aggregate value of transaction:

(5)Total fee paid:

(	)	Fee paid previously with preliminary materials:
(	)	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)Amount Previously Paid:

(2)Form, Schedule or Registration Statement No.:

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(4)Date Filed:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF AN INFORMATION STATEMENT
Relating to
Voya Large Cap Growth Portfolio
(a series of Voya Investors Trust)
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034
1-800-992-0180
This communication presents only an overview of a more complete Information Statement that is available to you on the Internet relating to Voya Large Cap Growth Portfolio (the “Portfolio”), a series of Voya Investors Trust (the “Registrant”). The Information Statement details the appointment of an additional sub-adviser to the Portfolio. In connection with its duties as the investment adviser for the Registrant, Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”) reviews and evaluates the Registrant’s sub-advisers on an ongoing basis.
At a meeting held on May 15, 2025, the Board of Trustees of the Registrant approved the following change with respect to the Portfolio, effective on October 27, 2025: the appointment of T. Rowe Price Associates, Inc. (“T. Rowe Price”) as a sub-adviser to the Portfolio pursuant to a sub-advisory agreement (the “New Sub-Advisory Agreement”). The New Sub-Advisory Agreement was approved in connection with the reorganization of VY® T. Rowe Price Growth Equity Portfolio, a series of Voya Partners, Inc., with and into the Portfolio, solely for the purpose of managing certain privately placed securities (the “Private Securities”) currently managed by T. Rowe Price that would be transferred to the Portfolio. Voya Investment Management, LLC (“Voya IM”) will continue to manage all assets of the Portfolio other than the Private Securities. Please consult the Information Statement for additional details.
The Portfolio and Voya Investments have obtained an exemptive order from the U.S. Securities and Exchange Commission that permits the Investment Adviser to enter into a sub-advisory agreement with one or more sub-advisers, including certain affiliated sub-advisers, on behalf of a fund that it manages without obtaining shareholder approval of the new agreement subject to certain conditions, including that the Investment Adviser furnishes shareholders of an affected fund with certain information about the new sub-advisory agreement or agreements. This Information Statement is intended to comply with that condition.
The Information Statement will be available to review on the Internet at http://www.proxyvote.com/voya until March 9, 2026. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Portfolio at the address or phone number listed above. If you want to receive a paper or email copy of the Information Statement, you must request one no later than December 8, 2026.

INFORMATION STATEMENT
December 8, 2025
Voya Large Cap Growth Portfolio
(a series of Voya Investors Trust)
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180
Voya Large Cap Growth Portfolio is not asking you for a proxy regarding the sub-advisory agreement and you are requested not to send a proxy with respect to this Information Statement.

INTRODUCTION
Why did you send me this booklet?
This booklet includes an information statement (“Information Statement”) for Voya Large Cap Growth Portfolio (the “Portfolio”), in which you have an interest. This Information Statement is furnished in connection with the approval of a new sub-advisory agreement for the Portfolio. The Portfolio is a separate series of Voya Investors Trust (the “Registrant”). This Information Statement will be provided on or about December 8, 2025 to shareholders of record as of the close of business on October 17, 2025 (the “Record Date”).
How can I obtain more information about the Portfolio?
Should you have any questions about the Portfolio, please do not hesitate to contact Shareholder Services toll free at 1-800-992-0180. A copy of the current prospectus, statement of additional information, annual and semi-annual financial statements and other information filed on Form N-CSR is available, without charge, on the Internet at https://individuals.voya.com/literature or by contacting the Portfolio at:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180

NOTICE OF NEW SUB-ADVISORY AGREEMENT
What is happening?
At a meeting held on May 15, 2025, the Board of Trustees of the Registrant (the “Board”) approved the following change with respect to the Portfolio, effective on October 27, 2025: the appointment of T. Rowe Price Associates, Inc. (the “New Sub-Adviser” or “T. Rowe Price”) as a sub-adviser to the Portfolio pursuant to the New Sub-Advisory Agreement. The New Sub-Advisory Agreement was approved in connection with the reorganization of VY® T. Rowe Price Growth Equity Portfolio (“TRP GE Portfolio”), a series of Voya Partners, Inc. (“VPI”), with and into the Portfolio, solely for the purpose of managing certain privately placed securities (the “Private Securities”) currently managed by T. Rowe Price. Voya Investment Management, LLC (“Voya IM”) continues to manage all assets of the Portfolio other than the Private Securities.
The Portfolio and Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”) have obtained an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Investment Adviser to enter into a sub-advisory agreement with one or more sub-advisers, including certain affiliated sub-advisers, on behalf of a fund that it manages without obtaining shareholder approval of the new agreement subject to certain conditions, including that the Investment Adviser furnishes shareholders of an affected fund with certain information about the new sub-advisory agreement or agreements. This Information Statement is intended to comply with that condition.
Who is the New Sub-Adviser?
Effective October 27, 2025, T. Rowe Price was added as a sub-adviser to the Portfolio. Please see Appendix A for a listing of the names and the principal occupations of the principal executive officers of the New Sub-Adviser. The sub-adviser makes investment decisions for the assets it has been allocated to manage. The Investment Adviser may change the allocation of the Portfolio’s assets between the sub-advisers as it determines necessary to pursue the Portfolio’s investment objective.
The Investment Adviser will determine what it believes to be the optimal allocation of the assets under management between the sub-advisers. Subsequent inflows and outflows will be allocated between the sub-advisers to maintain this allocation.
T. Rowe Price Associates, Inc.
T. Rowe Price was founded in 1937 by the late Thomas Rowe Price, Jr. and is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly held financial services holding company. T. Rowe Price’s principal business address is 1307 Point Street, Baltimore, Maryland 21231.
The following individual is responsible for the day-to-day management of the Portfolio’s assets allocated to T. Rowe Price:
James Stillwagon, Portfolio Manager in the U.S. Equity Division for T. Rowe, joined T. Rowe Price in 2017. He is the chairman of the strategy’s Investment Advisory Committee, and a vice president and an Investment Advisory Committee member of the Science & Technology Equity, US Large-Cap Core Growth Equity, US Structured Research Equity, US Tax-Efficient Multi-Cap Growth Equity, and Institutional Large-Cap Core Growth Equity Strategies. Mr. Stillwagon is also a vice president of T. Rowe Price Group, Inc.
How did this change affect the management of the Portfolio?
As of October 27, 2025, James Stillwagon of T. Rowe Price became portfolio manager for the Portfolio’s investments in Private Securities. Kristy Finnegan and Leigh Todd of Voya IM remain portfolio managers for the remainder of the Portfolio’s assets.
Were there changes to the name of the Portfolio, its investment objective, or principal investment strategies?
There were no changes to the Portfolio’s name, investment objective or principal investment strategies.
What are the terms of the New Sub-Advisory Agreement?
The description of the New Sub-Advisory Agreement that follows is qualified in its entirety by reference to the copy of the New Sub-Advisory Agreement included in Appendix B. The New Sub-Advisory Agreement is substantially similar to the sub-advisory agreement between the Portfolio and Voya IM, though, as compensation for its services under the New Sub-Advisory Agreement, the New Sub-Adviser will receive an annual fee of $4,000 from the Investment Manager, and it is subject to limits discussed in “Sub-Advisory Services” below.
Fees. The Investment Adviser - not the Portfolio - is responsible for any fees due under the New Sub-Advisory Agreement. For the fiscal year ended December 31, 2024, the Investment Adviser paid $9,274,091 in sub-advisory fees to Voya IM.
Sub-Advisory Services. The New Sub-Advisory Agreement limits the New Sub-Adviser to the following management services to facilitate the disposal of the Private Securities: (1) fair valuation reporting of the Private Securities, (2) assistance with the disposal of the Private Securities, and (3) execution of corporate action events arising from holding the Private Securities. The New Sub-Adviser will make investment decisions with respect to the Private Securities and place transaction orders with brokers, dealers, exchanges, issuers and counterparties selected by the New Sub-Adviser. In the event that there is an offer to purchase the Private Securities prior to being listed on an exchange, the New Sub-Adviser is permitted to make investment decisions with respect to such offer.

Limitation of Liability. The New Sub-Advisory Agreement provides that the New Sub-Adviser, any affiliated person of the New Sub-Adviser, and each person, if any, who controls the New Sub-Adviser shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under the New Sub-Advisory Agreement except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the New Sub-Adviser’s duties, or by reason of reckless disregard of the New Sub-Adviser’s obligations and duties under the New Sub-Advisory Agreement.
Term and Continuance. After an initial two-year term, the New Sub-Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (i) the vote of a majority of the Board, or (ii) the vote of a majority of the outstanding voting shares of the Portfolio as defined in the Investment Company Act of 1940 (the “1940 Act”), and provided that such continuance is also approved by the vote of a majority of the Board who are not parties to this New Sub-Advisory Agreement or “interested persons” (as defined in the 1940 Act) of the Registrant or the Investment Adviser, cast in person at a meeting called for the purpose of voting on such approval.
Termination. The New Sub-Advisory Agreement may be terminated: (1) by the Investment Adviser at any time without penalty, upon sixty (60) days’ written notice to the New Sub-Adviser and the Registrant, (2) at any time without payment of any penalty by the Registrant, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days’ written notice to the Investment Adviser and the New Sub-Adviser, or (3) by the New Sub-Adviser at any time without penalty, upon sixty (60) days’ written notice to the Investment Adviser and the Registrant.
What factors did the Board consider?
Section 15(c) of the 1940 Act, provides that an investment company, such as the Registrant, on behalf of the Portfolio, a series of the Registrant, can enter into a new sub-advisory agreement only if the Board, including a majority of the Board members who have no direct or indirect interest in the sub-advisory agreement, and who are not “interested persons” of the Registrant, as such term is defined in the 1940 Act (“Independent Trustees”), approve the new arrangement. The Portfolio had been sub-advised by Voya IM since June 14, 2010. At the meeting of the Board that was held on May 15, 2025, the Board, including a majority of the Independent Trustees, considered a proposal by management and determined to: (1) appoint T. Rowe Price as an additional sub-adviser to the Portfolio; and (2) approve the New Sub-Advisory Agreement between the Investment Adviser, and T. Rowe Price under which T. Rowe Price would serve as an additional sub-adviser to the Portfolio, solely for the purpose of managing the Private Securities.
In determining whether to approve the New Sub-Advisory Agreement with T. Rowe Price with respect to the Portfolio, the Board requested, received, evaluated and discussed such information and supporting materials related to that information, as it deemed necessary for an informed determination of whether to approve the New Sub-Advisory Agreement. The materials provided to the Board to inform its consideration of whether to approve the New Sub-Advisory Agreement included the following: (1) memoranda and related materials provided to the Board in advance of its May 15, 2025 meeting discussing: (a) the Investment Adviser’s rationale for recommending that T. Rowe Price be added as a sub-adviser to the Portfolio for the specific purpose of managing the Private Securities currently held by TRP GE Portfolio, a series of VPI, that would be transferred to the Portfolio in connection with the proposed merger of TRP GE Portfolio with and into the Portfolio, effective on or about November 21, 2025, subject to approval by TRP GE Portfolio shareholders; (b)  T. Rowe Price’s investment philosophy and the firm’s overall investment process; and (c) T. Rowe Price’s experience in managing the Private Securities currently held by TRP GE Portfolio; (2) T. Rowe Price’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (3) supporting documentation, including a copy of the form of the New Sub-Advisory Agreement; and (4) other information relevant to the Board’s evaluation.
In reaching its decision to engage T. Rowe Price, the Board, including a majority of the Independent Trustees, considered a number of factors including, but not limited to, the following: (1) the Investment Adviser’s view with respect to T. Rowe Price in managing the Private Securities currently held by TRP GE Portfolio; (2) the nature, extent and quality of the services to be provided by T. Rowe Price under the New Sub-Advisory Agreement; (3) the personnel, operations, and investment management capabilities, methodologies and resources of T. Rowe Price and its fit as an additional sub-adviser to the Portfolio; (4) the fairness of the compensation under the New Sub-Advisory Agreement payable by the Adviser in light of the scope of services to be provided by T. Rowe Price; (5) T. Rowe Price’s operations and compliance programs, including the policies and procedures intended to assure compliance with U.S. federal securities laws, which were previously reviewed by the Board; and (6) T. Rowe Price’s Code of Ethics and related procedures for complying with that Code, which were previously reviewed by the Board.
After its deliberation, the Board concluded that, in its business judgement, the terms of the New Sub-Advisory Agreement, with respect to the Portfolio, are fair and reasonable to the Portfolio and that approval of the New Sub-Advisory Agreement is in the best interests of the Portfolio and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the New Sub-Advisory Agreement, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to the fees payable by the Adviser to T. Rowe under the New Sub-Advisory Agreement. During this approval process, different Board members may have given different weight to different individual factors and related conclusions.

GENERAL INFORMATION ABOUT THE INFORMATION STATEMENT
Who are the service providers to the Portfolio?
Voya Investments, LLC
Voya Investments, an Arizona limited liability company, is registered with the SEC as an investment adviser. Voya Investments serves as the investment adviser to, and has overall responsibility for the management of, the Portfolio. Voya Investments oversees all investment advisory and portfolio management services and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including, but not limited to, the following: custodial, transfer agency, dividend disbursing, accounting, auditing, compliance, and related services.
Voya Investments began business as an investment adviser in 1994 and currently serves as investment adviser to certain registered investment companies, consisting of open- and closed-end registered investment companies and collateralized loan obligations. Voya Investments is an indirect subsidiary of Voya Financial, Inc. whose principal office is located at 200 Park Avenue, New York, New York, 10166. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. Voya Investments' principal business address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.
Please see Appendix A for a listing of the names, addresses, and principal occupations of the principal executive officers of the Investment Adviser and the New Sub-Adviser. Please see Appendix C for a list of officers of the Portfolio that are employees of the Investment Adviser. Please see Appendix E for the amount of advisory fees paid by the Portfolio to the Investment Adviser for services provided under the investment advisory agreement for the past three fiscal years.
Voya Investments Distributor, LLC
The Distributor, a Delaware limited liability company, is the principal underwriter and distributor of the Portfolio. The Distributor is an indirect subsidiary of Voya Financial, Inc. and is an affiliate of the Investment Adviser. The Distributor’s principal business address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 1-800-289-9999.
Can shareholders submit proposals for consideration in a future Proxy Statement?
The Portfolio is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.
Why did my household only receive one copy of this Information Statement?
Only one copy of this Information Statement may be mailed to each household, even if more than one person in the household is a shareholder of record, unless the Portfolio has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Information Statement, please contact Shareholder Services at 1-800-992-0180. If, in the future, any shareholder does not wish to combine or wishes to recombine the mailing with household members, please inform the Portfolio in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 or via telephone at 1-800-992-0180.
How many shares were outstanding as of the Record Date?
As of October 17, 2025, the following shares of beneficial interest of the Portfolio were outstanding:

Class	Shares Outstanding
ADV	29,150,076.912
I	85,215,865.094
R6	3,939,356.561
S	17,848,832.349
S2	2,799,845.354
Total	138,953,976.270

Appendix D lists the persons that, as of October 17, 2025, owned beneficially or of record 5% or more of any class of the Portfolio’s outstanding shares. To the best of the Portfolio’s knowledge, as of October 17, 2025, no Trustee or officer, individually or as a group, owned 1% or more of any class of the outstanding shares of the Portfolio. To the best of the Portfolio’s knowledge, as of October 17, 2025, none of the Independent Trustees nor their immediate family members owned any shares of the Investment Adviser or principal underwriter or of any entity controlling, controlled by, or under common control with the Investment Adviser or principal underwriter (not including registered investment companies).

APPENDIX A: PRINCIPAL EXECUTIVE OFFICERS
Executive Officers of Voya Investments, LLC
7337 E. Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Name and Principal Occupations
Christian G. Wilson – Director, President, and Chief Executive Officer
Huey P. Falgout, Jr. – Managing Director
Todd Modic – Director
Jonathan Nash – Executive Vice President and Chief Investment Risk Officer
Catrina Willingham – Vice President, Chief Financial Officer, and Controller
Erica McKenna – Vice President and Chief Compliance Officer
Joanne F. Osberg – Senior Vice President and Secretary
Michelle P. Luk – Senior Vice President and Treasurer
Tiffani A. Potesta – Head of Distribution and Senior Managing Director
Executive Officers of T. Rowe Price Associates, Inc.
1307 Point Street
Baltimore, MD 21231
Name and Principal Occupations
Jennifer B. Dardis – Director
Savonne L. Ferguson – Chief Compliance Officer
David Oestreicher – Director and Secretary
Robert W. Sharps – Director, Chair of the Board, and President
Eric L. Veiel – Director

APPENDIX B: SUB-ADVISORY AGREEMENT FOR T. ROWE PRICE ASSOCIATES, INC.
AGREEMENT, effective as of October 27, 2025, among Voya Investors Trust (the “Trust”), a Massachusetts business trust; Voya Investments, LLC (the “Manager”), an Arizona limited liability company; and T. Rowe Price Associates, Inc. (the “Portfolio Manager”), a Maryland corporation.
WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company;
WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;
WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;
WHEREAS, pursuant to an Investment Management Agreement, effective as of May 1, 2017 (the “Management Agreement”), a copy of which have been provided to the Portfolio Manager, the Trust has retained the Manager to render advisory, management, and administrative services to many of the Trust’s series; and
WHEREAS, the Trust and the Manager wish to retain the Portfolio Manager to furnish investment advisory services to one or more of the series of the Trust, and the Portfolio Manager is willing to furnish such services to the Trust and the Manager.
NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Trust, the Manager, and the Portfolio Manager as follows:
1. Appointment. The Trust and the Manager hereby appoint the Portfolio Manager to render investment advisory services to the Series designated on Schedule A of this Agreement (the “Series”) for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. In the event the Trust designates one or more series other than the Series with respect to which the Trust and the Manager wish to retain the Portfolio Manager to render investment advisory services hereunder, they shall notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall notify the Trust and Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.
2. Portfolio Management Duties. Subject to the supervision of the Trust’s Board of Trustees and the Manager, the Portfolio Manager shall be limited to the following management services to facilitate the disposal of the assets provided in Schedule B (“Private Assets”) for the T. Rowe Price Private Placement sleeve:
(a) Fair valuation reporting of the Private Assets;
(b) Assistance with the disposal of the Private Assets; and
(c) Execution of corporate action events arising from holding the Private Assets.
In the event a Private Asset is listed on an exchange, following the expiration of the applicable lock-up period, the Portfolio Manager shall promptly sell such Private Asset on the exchange contingent on market conditions and available liquidity.
Without prior consultation with the Manager, Portfolio Manager will make investment decisions with respect to the Private Assets and place transaction orders with brokers, dealers, exchanges, issuers and counterparties selected by Portfolio Manager. In addition, in the event there is an offer to purchase the Private Assets prior to being listed on an exchange (a “Private Offer”), the Portfolio Manager will be permitted to make investment decisions with respect to such Private Offer. If the Portfolio Manager determines not to accept such Private Offer, the Portfolio Manager may, but has no obligation to, present such opportunities to the Manager.
Portfolio Manager shall not be responsible for action (or inaction) of brokers, dealers, exchanges, issuers, and counterparties provided Portfolio Manager has selected them in accordance with Portfolio Manager’s fiduciary duties. In addition, Portfolio Manager shall have the authority, but not the obligation, to take any action or exercise any other rights regarding any instrument held in the Fund unless otherwise limited or otherwise instructed herein. For the avoidance of doubt, Portfolio Manager does not provide legal or tax advice and will not engage in litigation on the Manager’s behalf.
Portfolio Manager is hereby authorized to execute account documentation, agreements, contracts and other documents as deemed appropriate by the Portfolio Manager and/or reasonably requested by brokers, dealers, counterparties and other persons in connection with its management of the Fund and the Manager agrees to assist with such documentation as necessary.
The Portfolio Manager may rely and act on any instruction or communication received from any person whom the Portfolio Manager knows, or has reasonable grounds to believe, is acting on behalf of the Manager.
Portfolio Manager will not file proof of claim forms for class action suits that affect the Fund.
The Portfolio Manager will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as amended, and provided to the Portfolio Manager by the Manager. The Portfolio Manager further agrees as follows:

(a) The Portfolio Manager will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees of which the Portfolio Manager has been sent a copy, and the provisions of the Registration Statement of the Trust under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Portfolio Manager has received a copy. The Manager or the Trust will notify the Portfolio Manager of pertinent provisions of applicable state insurance law with which the Portfolio Manager must comply under this Paragraph 2(b).
(b) On occasions when the Portfolio Manager deems the sale of a security to be in the best interest of the Series as well as of other investment advisory clients of the Portfolio Manager or any of its affiliates, the Portfolio Manager may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust and to such other clients, subject to reasonable review by the Manager and the Board of Trustees.
(c) In connection with the sale of securities for the Series, the Portfolio Manager will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and record keeping responsibilities with respect to the Series. With respect to portfolio securities sold through the Depository Trust Company, the Portfolio Manager will arrange for the automatic transmission of the confirmation of such trades to the Trust’s custodian and portfolio accounting agent.
(d) The Portfolio Manager will assist the custodian and portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent reasonably seeks assistance from or identifies for review by the Portfolio Manager.
(e) The Portfolio Manager will make available to the Trust and the Manager, promptly upon request, all of the Series’ investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws. The Portfolio Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested.
(f) The Portfolio Manager will provide reports to the Trust’s Board of Trustees for consideration at meetings of the Board on the investment program for the Series and the issuers and securities represented in the Series’ portfolio, and will furnish the Trust’s Board of Trustees with respect to the Series such periodic and special reports as shall be agreed upon by the Trustees, the Manager, and the Portfolio Manager, which agreement shall not be unreasonably withheld.
(g) In rendering the services required under this Agreement, the Portfolio Manager may, from time to time, employ or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. However, the Portfolio Manager may not retain as a sub-adviser any company that would be an “investment adviser,” as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Trust’s Board of Trustees and a majority of Trustees who are not parties to any agreement or contract with such company and who are not “interested persons,” as defined in the 1940 Act, of the Trust, the Manager, or the Portfolio Manager, or any such company that is retained as a sub-adviser, and is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust to the extent required by the 1940 Act. The Portfolio Manager shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Portfolio Manager, any sub-adviser that the Portfolio Manager has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Portfolio Manager’s knowledge, in any material connection with the handling of Trust assets:
(i) been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or
(ii) been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or
(iii) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit, or knowing misrepresentation.
(h) The Portfolio Manager will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested in connection with annual and special meetings of equity stockholders, provided however, that the Portfolio Manager retains responsibility to vote or abstain from voting all proxies with respect to non-equity portfolio securities and all portfolio securities for matters with regard to bankruptcy or related plans of reorganization, unless the Manager gives the Portfolio Manager written instructions to the contrary. The Portfolio Manager will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.
The Portfolio Manager will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested. Upon request, the Portfolio Manager will submit a written voting recommendation to the Manager for such proxies. In making such recommendations, the Portfolio Manager shall use its good faith judgment to act in the best interests of the Series. The Portfolio Manager shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Portfolio Manager or of its affiliates.
3. Broker-Dealer Selection. The Portfolio Manager is responsible for decisions to sell securities and other investments for the Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Portfolio Manager’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Trust, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Portfolio Manager or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Portfolio Manager’s or its affiliate’s overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards, the Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Series to the Portfolio Manager if it is registered as a broker-dealer with the SEC, to its affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Portfolio Manager, or an affiliate of the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and the Portfolio Manager will report on said allocation regularly to the Board of Trustees of the Trust indicating the broker-dealers to which such allocations have been made and the basis therefor.
4. Disclosure about Portfolio Manager. The Portfolio Manager has reviewed or will review the post-effective amendment to the Registration Statement for the Trust filed or to be filed with the Securities and Exchange Commission that contains or will contain disclosure about the Portfolio Manager that has been provided by the Portfolio Manager, and represents and warrants that, with respect to the disclosure about the Portfolio Manager or information relating, directly or indirectly, to the Portfolio Manager, such Registration Statement, to the extent it contains information provided by or respecting the Portfolio Manager, contains or will contain, as of the date of filing with the Securities and Exchange Commission, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered.
5. Expenses. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Trust shall be responsible for all the expenses of the Trust’s operations including, but not limited to:
(a) Expenses of all audits by the Trust’s independent public accountants;
(b) Expenses of the Series’ transfer agent, registrar, dividend disbursing agent, and record keeping services;
(c) Expenses of the Series’ custodial services including record keeping services provided by the custodian;
(d) Expenses of obtaining quotations for calculating the value of the Series’ net assets;
(e) Expenses of obtaining Portfolio Activity Reports and Analyses of International Management Reports (as appropriate) for the Series;
(f) Expenses of maintaining the Trust’s tax records;
(g) Salaries and other compensation of any of the Trust’s executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Portfolio Manager or an affiliate of the Portfolio Manager;
(h) Taxes levied against the Trust;
(i) Brokerage fees and commissions in connection with the sale of portfolio securities for the Series;
(j) Costs, including the interest expense, of borrowing money;
(k) Costs and/or fees incident to meetings of the Trust’s shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust’s existence, and the regulation of shares with federal and state securities or insurance authorities;
(1) The Trust’s legal fees, including the legal fees related to the registration and continued qualification of the Trust’s shares for sale;
(m) Costs of printing stock certificates representing shares of the Trust;
(n) Trustees’ fees and expenses to Trustees who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof;

(o) The Trust’s fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;
(p) Association membership dues;
(q) Extraordinary expenses of the Trust as may arise including expenses incurred in connection with litigation, proceedings, and other claims (unless the Portfolio Manager is responsible for such expenses under Section 14 or Section 15 of this Agreement), and the legal obligations of the Trust to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and
(r) Organizational and offering expenses.
6. Compensation. For the services provided, the Manager will pay the Portfolio Manager a fee, payable monthly, as described on Schedule A.
7. Seed Money. The Manager agrees that the Portfolio Manager shall not be responsible for providing money for the capitalization of the Series.
8. Compliance.
(a) The Portfolio Manager agrees that it shall immediately notify the Manager and the Trust in the event that the SEC has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions. The Portfolio Manager further agrees to notify the Manager and the Trust immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect (provided such Registration Statement or a prospectus for the Trust is provided to the Portfolio Manager).
(b) The Manager agrees that it shall immediately notify the Portfolio Manager (1) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 8 17(h) of the Internal Revenue Code or the Regulations thereunder.
9. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Manager’s request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a- 1 under the 1940 Act.
10. Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the Securities and Exchange Commission and state insurance regulators) in connection with any investigation or inquiry relating to this Agreement or the Trust.
11. Representations Respecting Portfolio Manager. The Manager and the Trust agree that neither the Trust, the Manager, nor affiliated persons of the Trust or the Manager shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Portfolio Manager or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Portfolio Manager, except with the prior permission of the Portfolio Manager. The parties agree that in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Portfolio Manager for its approval, the Portfolio Manager will use its best efforts to comment within 30 days.
12. Control. Notwithstanding any other provision of this Agreement, it is understood and agreed that the Trust shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and reserve the right to direct, approve, or disapprove any action hereunder taken on its behalf by the Portfolio Manager.
13. Services Not Exclusive.
(a) It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Series) or from engaging in other activities.
(b) The services of the Portfolio Manager to the Series and the Trust are not to be deemed to be exclusive, and the Portfolio Manager shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided, however, that the Portfolio Manager may not consult with any other portfolio manager of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Series, except that such consultations are permitted between the current and successor portfolio managers of the Series in order to effect an orderly transition of portfolio management duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

14. Liability. The Portfolio Manager may rely upon information reasonably believed by it to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Manager agree that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Portfolio Manager shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager’s duties, or by reason of reckless disregard of the Portfolio Manager’s obligations and duties under this Agreement.
15. Liability Respecting Tax Compliance. Notwithstanding Section 14, the Portfolio Manager shall be liable for all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) incurred by the Trust or the Manager, any affiliated person of the Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls the Manager, arising out of the Portfolio Manager’s responsibilities as Portfolio Manager of the Series which are based upon a failure to comply with Section 2, Paragraph (a)(l) or (2) of this Agreement.
16. Duration and Termination.
(a) With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through October 27, 2027. Thereafter, unless earlier terminated with respect to a Series, this Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.
With respect to any Series that is added to Schedule A hereto as a Series after the date of this Agreement, this Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under this Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Series, this Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, this Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval. The Portfolio Manager shall not provide any services for a Series or receive any fees on account of such Series with respect to which this Agreement is not approved as described in the preceding sentence. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to the Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.
Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder: (a) by the Manager at any time without penalty, upon sixty (60) days’ written notice to the Portfolio Manager and the Trust, (b) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust’s Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Portfolio Manager, or (c) by the Portfolio Manager at any time without penalty, upon sixty (60) days’ written notice to the Manager and the Trust. In the event of termination for any reason, all records of each Series for which this Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such record by the Portfolio Manager, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(f), 9, 10, 11, 14, 15, and 18 of this Agreement shall remain in effect, as well as any applicable provision of this Paragraph numbered 16.
(b) Notices. Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.
If to the Trust:
Voya Investors Trust
7337 East Doubletree Ranch Road
Suite 100
Scottsdale, AZ 85258
Attention: Joanne F. Osberg

If to the Manager:
Voya Investments, LLC
7337 East Doubletree Ranch Road

Suite 100
Scottsdale, AZ 85258
Attention: Chief Counsel
If to the Portfolio Manager:
T. Rowe Price Associate, Inc.
1307 Point Street
Baltimore, MD 21231
Attention: Seamus Ray
17. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Series, and (ii) the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.
18. Use of Name.
(a) It is understood that the name “Voya Investments, LLC” or any trademark, trade name, service mark, or logo, or any variation of such trademark, service mark, or logo of the Manager or its affiliates, including but not limited to the mark “Voya®” (collectively, the “Voya Marks”) is the valuable property of the Manager and/or its affiliates, and that the Portfolio Manager has the right to use such Voya Marks only with the prior written consent of the Manager and only so long as the Portfolio Manager is a portfolio manager to the Trust and/or the Series. In the event that the Portfolio Manager is no longer the Portfolio Manager to the Fund and/or the Series, or upon termination of the Management Agreement between the Trust and the Manager without its replacement with another agreement, or the earlier request of the Manager, the Portfolio Manager shall, as soon as is reasonably possible, discontinue all use of the Voya Marks.
(b) It is understood that the name “T. Rowe Price Associates, Inc.” or any trademark, trade name, service mark, or logo, or any variation of such trademark, trade name, service mark, or logo of the Portfolio Manager or its affiliates (collectively, the “T. Rowe Marks”) are the valuable property of the Portfolio Manager and its affiliates and that the Trust and/or the Series have the right to use such T. Rowe Marks in the names of the Series and in offering materials of the Trust only with the approval of the Portfolio Manager and only for so long as the Portfolio Manager is a portfolio manager to the Trust and/or the Series. In the event that the Portfolio Manager is no longer the Portfolio Manager to the Fund and/or the Series, or upon termination of the Management Agreement between the Trust without its replacement with another agreement, or the earlier request of the Portfolio Manager, the Manager, and the Portfolio Manager, the Trust shall, as soon as is reasonably possible, discontinue all use of the T. Rowe Marks.
19. Amended and Restated Agreement and Declaration of Trust. A copy of the Amended and Restated Agreement and Declaration of Trust for the Trust is on file with the Secretary of the Commonwealth of Massachusetts. The Amended and Restated Agreement and Declaration of Trust has been executed on behalf of the Trust by Trustees of the Trust in their capacity as Trustees of the Trust and not individually. The obligations of this Agreement shall be binding upon the assets and property of the Trust and shall not be binding upon any Trustee, officer, or shareholder of the Trust individually.
20. Miscellaneous.
(a) This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.
(b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.
(c) To the extent permitted under Section 16 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.
(d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.
(e) Nothing herein shall be construed as constituting the Portfolio Manager as an agent of the Manager, or constituting the Manager as an agent of the Portfolio Manager.
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APPENDIX C: OFFICERS OF THE PORTFOLIO
Name and Title of each Officer of the Portfolio
Christian G. Wilson – Director, President and Chief/Principal Executive Officer
Jonathan Nash – Executive Vice President and Chief Investment Risk Officer
Steven Hartstein – Chief Compliance Officer
Todd Modic – Senior Vice President, Chief/Principal Financial Officer, and Assistant Secretary
Kimberly A. Anderson – Senior Vice President
Sara M. Donaldson – Senior Vice President
Jason Kadavy – Senior Vice President
Joanne F. Osberg – Senior Vice President and Secretary
Andrew K. Schlueter – Senior Vice President
Fred Bedoya – Vice President, Principal Accounting Officer, and Treasurer
Robyn L. Ichilov – Vice President
Erica McKenna – Vice President
Caitlin Robinson – Vice President and Assistant Secretary
Craig Wheeler – Vice President
Gizachew Wubishet – Vice President and Assistant Secretary
Monia Piacenti – Anti-Money Laundering Officer

APPENDIX D: BENEFICIAL OWNERSHIP AS OF THE RECORD DATE
The following table provides information about the persons or entities who, to the knowledge of the Portfolio, owned beneficially or of record 5% or more of any class of the Portfolio’s outstanding shares as of October 17, 2025.

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Portfolio
Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	65.6% Class Adviser; 8.8% Class Initial; 7.9% Class R6; 29.2% Class S2; 7.3% Class Service; Beneficial	20.9%
Voya Retirement Insurance and Annuity Company Attn Valuation Unit T-N41 One Orange Way B3N Windsor, CT 06095	25.9% Class Adviser; 57.3% Class Initial; 92.1% Class R6; 70.8% Class S2; 81.6% Class Service; Beneficial	55.1%
Reliastar Life Insurance Company of New York II 1 Orange Way Windsor, CT 06095	7.4% Class Adviser; Beneficial	1.6%
Reliastar Life Insurance Company Resl FBO SVUL1 Attn Jill Barth Conveyor TN41 1 Orange Way Windsor, CT 06095	14.3% Class Initial; Beneficial	8.7%
Voya Retirement Insurance and Annuity Company II Attn Valuation Unite TN41 One Orange Way B3N Windsor, CT 06095	8.3% Class Initial; Beneficial	5.1%
Security Life Insurance of Denver A VUL RTE 5106 PO BOX 20 Minneapolis, MN 55440-0020	5.3% Class Initial; Beneficial	3.2%
Reliastar Life Insurance Company of New York II FBO Select Life NY RTE 5106 PO Box 20 Minneapolis, MN 55440-0020	10.3% Class Initial; Beneficial	1.3%

APPENDIX E: ADVISORY FEES

During the past three fiscal years, the Portfolio paid the following investment management fees to the Investment Adviser or its affiliates.
December 31, 2024	December 31, 2023	December 31, 2022
$24,300,468	$25,237,075	$28,836,293